Exhibit 99.1

FOR IMMEDIATE RELEASE
For more information, contact:

MidAmerican Energy Holdings Company:
Sara Schillinger/Ann Thelen
515-281-2785

Constellation Energy:
Robert L. Gould/Debra Larsson
410-470-7433

Constellation Energy - Investor Contacts:
Kevin Hadlock, 410-470-3647
Janet Mosher, 410-470-1884

              MidAmerican and Constellation Energy Make Regulatory
                     Filings Related to MidAmerican's Merger
                            with Constellation Energy

     DES MOINES, Iowa, and BALTIMORE - Oct. 3, 2008 - MidAmerican Energy Holdings Company and Constellation Energy (NYSE: CEG) today announced they have made regulatory filings with the U.S. Nuclear Regulatory Commission (NRC) and the Federal Communications Commission (FCC) related to MidAmerican's proposed merger with Constellation Energy.

     The companies jointly filed an application with the NRC seeking the agency's consent to the indirect transfers of control of NRC licenses for Constellation Energy's Calvert Cliffs Nuclear Power Plant, Units 1 & 2; Calvert Cliffs Independent Spent Fuel Storage Installation Facility; Nine Mile Point Nuclear Station, Units 1 & 2; and R. E. Ginna Nuclear Power Plant. MidAmerican and Constellation Energy also jointly filed with the FCC for approval to transfer certain communication licenses to MidAmerican from Constellation Energy.

     "These filings are significant steps in obtaining regulatory approval of our merger with Constellation Energy," said Gregory E. Abel, president and chief executive officer of MidAmerican. "This will allow Constellation Energy to continue its excellent nuclear operating record, with the backing of MidAmerican and Berkshire Hathaway. Importantly, it positions the combined organization as a leading United States owner/operator of noncarbon resources, delivering long-term benefits to the nation."

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     "We're very proud that our nuclear group has earned a reputation as one of the most capable operators nationwide, and we very much intend to maintain and build on that reputation as part of the MidAmerican family," said Mayo A. Shattuck III, chairman, president and chief executive officer of Constellation Energy. "The merger approval process is off to a good start, and we're committed to keeping it on track and moving expeditiously."

     MidAmerican and Constellation Energy announced Sept. 19, 2008, the companies had reached a definitive merger agreement in which MidAmerican will purchase all of the outstanding shares of Constellation Energy for a cash consideration of approximately $4.7 billion, or $26.50 per share. The definitive agreement has been approved by both companies' boards of directors and is subject to, among other things, shareholder and customary federal and state regulatory approvals.

About Constellation Energy

Constellation Energy (www.constellation.com), a FORTUNE 125 company with 2007 revenues of $21 billion, is the nation's largest competitive supplier of electricity to large commercial and industrial customers and the nation's largest wholesale power seller. Constellation Energy also manages fuels and energy services on behalf of energy intensive industries and utilities. It owns a diversified fleet of 83 generating units located throughout the United States, totaling approximately 9,000 megawatts of generating capacity. The company delivers electricity and natural gas through the Baltimore Gas and Electric Company (BGE), its regulated utility in Central Maryland.

About MidAmerican Energy Holdings

MidAmerican Energy Holdings Company, based in Des Moines, Iowa, is a global provider of energy services. Through its energy-related business platforms, MidAmerican provides electric and natural gas service to more than 6.9 million customers worldwide. These business platforms are Pacific Power, Rocky Mountain Power and PacifiCorp Energy, which comprise PacifiCorp; MidAmerican Energy Company; CE Electric UK; Northern Natural Gas Company; Kern River Gas Transmission Company; and CalEnergy. Information about MidAmerican is available at www.midamerican.com.


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Forward-Looking Statements and Additional Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between Constellation Energy and MidAmerican Energy Holdings Company and the expected timing and completion of the transaction. Words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "should," "may" and other similar expressions are intended to identify forward-looking statements. Such statements are based upon the current beliefs and expectations of our management and involve a number of significant risks and uncertainties, many of which are difficult to predict and generally beyond the control of Constellation Energy and MidAmerican. Actual results may differ materially from the results anticipated in these forward-looking statements. The following factors, among others, could cause or contribute to such material differences: the ability to obtain the approval of the transaction by Constellation Energy's shareholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected time frame or at all; transaction costs; economic conditions; and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or government entities. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in the 2007 Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission and in the proxy statement Constellation Energy intends to file with the Securities and Exchange Commission and mail to its shareholders with respect to the proposed transaction, each of which are or will be available at the Securities and Exchange Commission's Web site (http://www.sec.gov) at no charge.

This communication is being made in respect of the proposed merger transaction involving Constellation Energy and MidAmerican Energy Holdings Company. In connection with the proposed transaction, Constellation Energy will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders. Shareholders are encouraged to read the proxy statement regarding the proposed transaction when it becomes available because it will contain important information. Shareholders will be able to obtain a free copy of the proxy statement, as well as other filings made by Constellation Energy regarding Constellation Energy, MidAmerican Energy Holdings Company and the proposed transaction, without charge, at the Securities and Exchange Commission's Web site (http://www.sec.gov). These materials also can be obtained, when available, without charge, by directing a request to Constellation Energy per the investor relations contact information below.

Constellation Energy, MidAmerican Energy Holdings Company and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of


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proxies in respect of the proposed transaction. Information regarding
Constellation Energy's directors and executive officers is available in Constellation Energy's notice of annual meeting and proxy statement for its most recent annual meeting and Constellation Energy's Annual Report on Form 10-K for the year ended December 31, 2007, which were filed with the Securities and Exchange Commission February 27, 2008, and April 29, 2008, respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the Securities and Exchange Commission.

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